SUPPLEMENT TO THE FIDELITY LIMITED TERM MUNICIPAL INCOME FUND FEBRUARY 28, 1997 PROSPECTUS
The following changes are effective April 1, 1997:
The minimum investments have been changed to the following:
TO OPEN AN ACCOUNT  $10,000
TO ADD TO AN ACCOUNT  $1,000
Through regular investment plans $500
MINIMUM BALANCE $5,000
The minimum check amount has been increased to $1,000.
References to the minimums throughout the prospectus are changed to the above minimums.
The following information replaces similar information found in "Expenses" on page 4:
EXPENSES
SHAREHOLDER TRANSACTION EXPENSES are charges you may pay when you buy or sell shares of a fund. In addition, you may be charged an annual account maintenance fee if your balance falls below $2,500. See "Transaction Details," page 23, for an explanation of how and when these charges apply.
Maximum sales charge on purchases      None
and reinvested distributions

Deferred sales charge on redemptions   None

Exchange Fee                           None

Annual account maintenance fee         $12.0
(for accounts under $2,500)            0

ANNUAL FUND OPERATING EXPENSES are paid out of the fund's assets. The fund pays a management fee to FMR. It also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports. The fund's expenses are factored into its share price or dividends and are not charged directly to shareholder accounts (see page 14).
The following figures are based on historical expenses, adjusted to reflect current fees, and are calculated as a percentage of average net assets.

Management fee (after reimbursement)   .37%

12b-1 fee                              None

Other expenses                         .18%

Total fund operating expenses          .55%
(after reimbursement)

EXAMPLES: Let's say, hypothetically, that the fund's annual return is 5% and that its operating expenses are exactly as just described. For every $1,000 you invested, here's how much you would pay in total expenses after the number of years indicated:
After 1 year     $ 6

After 3 years    $ 18

After 5 years    $ 31

After 10 years   $ 69

These examples illustrate the effect of expenses, but are not meant to suggest actual or expected costs or returns, all of which may vary. Effective April 1, 1997, FMR voluntarily agreed to implement an expense cap. FMR will reimburse the fund to the extent that total operating expenses exceeds .55%. If this agreement was not in effect, the management fee and total operating expenses would be .38% and .56%, respectively.